THE LAZARD FUNDS, INC.

Supplement to Statement of Additional Information dated May 1, 2008

The following information supplements the information under "Management—Portfolio Managers—Other Accounts Managed by the Portfolio Managers."

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#
Erik McKee	11 (9.9 billion)	53 (4.2 billion)	251 (4.6 billion)

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*	Total assets in accounts as of June 30, 2008.

#    Mr. McKee manages three other pooled investment vehicles and one other account with assets of approximately $617.2 million and $588.7 million, respectively.

The following information supplements the information under "Management—Portfolio Managers—Ownership of Securities."

Portfolio/Portfolio Manager	Market Value of Shares

Emerging Markets Equity Portfolio
Erik McKee*	$100,001 - $500,000

*	As of June 30, 2008.

Dated: July 16, 2008